UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2013

___________________________________
PRETIUM PACKAGING, L.L.C.
PRETIUM FINANCE, INC.
(Exact name of registrant as specified in its charter)
_____________________________________

Commission File Number	Registrant	IRS Employer Identification Number	State or other jurisdiction of incorporation
333-176592	Pretium Packaging, L.L.C.	43-1817802	Delaware
333-176592-08	Pretium Finance, Inc.	30-0668528	Delaware

15450 South Outer Forty Drive, Suite 120
Chesterfield, Missouri		63017
(Address of principal executive offices)		(Zip Code)

	(314) 727-8200
(Registrant's telephone number, including area code)

	Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Director
On September 13, 2013, Anand T. Philip resigned from the Board of Directors and audit committee of our parent, Pretium Holding, LLC, the "Company", and from its majority owner Castle Harlan, Inc., effective immediately. Mr. Philip is not resigning due to any disagreement with the Company related to the Company's operations, policies or practices. Mr. Philip held the position of audit committee financial expert at the time of his resignation.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRETIUM PACKAGING, L.L.C.

Date:	September 18, 2013	By:	/s/ George A. Abd
George A. Abd
President and Chief Executive Officer

PRETIUM FINANCE, INC.

Date:	September 18, 2013	By:	/s/ George A. Abd
George A. Abd
President

3